                                                                   Exhibit 99.13


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                 AUGUST 3, 2004

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                          $92,226,743
Aggregate Original Principal Balance                             $92,930,477
Number of Mortgage Loans                                                 848

                                                 MINIMUM            MAXIMUM            AVERAGE (1)
                                                 -------            -------            -----------
Original Principal Balance                       $4,800          $   731,400            $109,588
Outstanding Principal Balance                    $  440          $   721,969            $108,758

                                                 MINIMUM            MAXIMUM          WEIGHTED AVERAGE (2)
                                                 -------            -------          --------------------
Original Term (mos)                                  60                  360                 327
Stated remaining Term (mos)                          52                  354                 321
Loan Age (mos)                                        6                   10                   6
Current Interest Rate                             5.200%              14.150%              7.823%
Original Loan-to-Value                            22.86%              100.00%              82.20%
Credit Score (3)                                    504                  795                 627

                                                EARLIEST             LATEST
                                                --------             ------
Maturity Date                                   11/01/08            01/01/34

                                               PERCENT OF                                 PERCENT OF
LIEN POSITION                                 MORTGAGE POOL    YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                                          81.21%       2003                         99.95%
2nd Lien                                          18.77        2004                          0.05

OCCUPANCY                                                      LOAN PURPOSE
Primary                                           91.82%       Purchase                     28.25%
Second Home                                        1.30        Refinance - Rate/Term         2.48
Investment                                         6.87        Refinance - Cashout          69.27

LOAN TYPE                                                      PROPERTY TYPE
Fixed Rate                                       100.00%       Single Family                84.42%
ARM                                                0.00        Condominium                   3.91
                                                               Two- to Four-Family          11.67

AMORTIZATION TYPE
Fully Amortizing                                 100.00%
Interest Only                                      0.00


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                          AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                                          PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF                  NUMBER OF        BALANCE        MORTGAGE    AVERAGE      CREDIT     BALANCE      ORIGINAL     FULL
MORTGAGE RATES         MORTGAGE LOANS    OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
5.500% or less                1          $   127,608        0.14%       5.200%      694      $127,608       68.72%     100.00%
5.501% to 6.000%             47           12,341,606       13.38        5.860       674       262,587       72.57       97.61
6.001% to 6.500%             74           17,468,650       18.94        6.326       652       236,063       76.94       89.36
6.501% to 7.000%             52           11,121,522       12.06        6.877       602       213,875       78.40       84.97
7.001% to 7.500%             69           13,050,167       14.15        7.312       622       189,133       83.50       81.08
7.501% to 8.000%             66           11,226,746       12.17        7.812       586       170,102       77.47       53.52
8.001% to 8.500%             25            4,018,197        4.36        8.336       592       160,728       79.01       47.35
8.501% to 9.000%             38            5,015,280        5.44        8.788       612       131,981       85.51       53.15
9.001% to 9.500%             19            1,459,530        1.58        9.374       642        76,817       93.64       83.34
9.501% to 10.000%            30            2,106,649        2.28        9.885       640        70,222       95.81       96.01
10.001% to 10.500%           34            1,872,407        2.03       10.352       629        55,071       98.85       91.42
10.501% to 11.000%           87            3,802,638        4.12       10.877       616        43,708       99.55       94.65
11.001% to 11.500%           41            1,613,872        1.75       11.365       617        39,363       99.48       90.92
11.501% to 12.000%          127            2,819,638        3.06       11.888       613        22,202       98.32       76.27
12.001% to 12.500%           42              904,816        0.98       12.325       634        21,543       97.74       44.25
12.501% to 13.000%           62            2,237,360        2.43       12.825       649        36,086       99.60        5.32
13.001% to 13.500%           29              911,447        0.99       13.205       636        31,429       99.80        2.67
13.501% to 14.000%            2               52,748        0.06       13.650       647        26,374      100.00       62.25
14.001% to 14.500%            3               75,861        0.08       14.150       631        25,287      100.00        0.00
TOTAL:                      848          $92,226,743      100.00%       7.823%      627      $108,758       82.20%      77.13%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.200% per annum to 14.150% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.823% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF                    NUMBER OF        BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL
REMAINING TERMS (MONTHS)  MORTGAGE LOANS   OUTSTANDING        POOL        COUPON      SCORE     OUTSTANDING     LTV        DOC
49 to 60                         26        $   203,700         0.22%      11.712%      611        $  7,835     94.64%    85.73%
109 to 120                      105          1,262,627         1.37       11.949       612          12,025     96.42     86.87
169 to 180                       86          4,384,708         4.75        8.938       618          50,985     81.28     74.36
229 to 240                      285         15,622,828        16.94       10.781       635          54,817     96.71     72.23
349 to 360                      346         70,752,880        76.72        7.015       627         204,488     78.76     78.19
TOTAL:                          848        $92,226,743       100.00%       7.823%      627        $108,758     82.20%    77.13%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 52 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 321 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    FULL
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC
$50,000 or less                  344          $ 7,966,333       8.64%     11.747%      621       $ 23,158       98.51%    67.35%
$50,001 to $100,000              180           13,134,281      14.24       9.726       623         72,968       88.15     78.18
$100,001 to $150,000              97           12,033,305      13.05       7.777       626        124,055       80.66     73.65
$150,001 to $200,000              87           15,423,844      16.72       7.008       612        177,286       75.52     76.58
$200,001 to $250,000              41            9,057,282       9.82       6.841       629        220,909       79.10     80.90
$250,001 to $300,000              35            9,379,231      10.17       6.935       626        267,978       80.47     76.97
$300,001 to $350,000              25            7,995,555       8.67       7.067       629        319,822       80.52     72.06
$350,001 to $400,000              10            3,756,188       4.07       6.747       650        375,619       84.65     90.07
$400,001 to $450,000              15            6,290,992       6.82       6.732       647        419,399       82.90     86.55
$450,001 to $500,000               9            4,244,091       4.60       6.654       618        471,566       76.63     77.47
$500,001 to $550,000               1              539,507       0.58       6.500       656        539,507       67.81      0.00
$550,001 to $600,000               3            1,684,167       1.83       6.442       650        561,389       81.39    100.00
$700,001 to $750,000               1              721,969       0.78       6.450       795        721,969       69.00    100.00
TOTAL:                           848          $92,226,743     100.00%      7.823%      627       $108,758       82.20%    77.13%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $440 to approximately $721,969 and the average outstanding principal balance of the Mortgage Loans was approximately $108,758.

PRODUCT TYPES

                                               AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
PRODUCT TYPES               MORTGAGE LOANS    OUTSTANDING     POOL        COUPON     SCORE      OUTSTANDING     LTV        DOC
Fixed - 5 Year                  26            $   203,700      0.22%      11.712%      611       $  7,835       94.64%    85.73%
Fixed - 10 Year                105              1,262,627      1.37       11.949       612         12,025       96.42     86.87
Fixed - 15 Year                 86              4,384,708      4.75        8.938       618         50,985       81.28     74.36
Fixed - 20 Year                285             15,622,828     16.94       10.781       635         54,817       96.71     72.23
Fixed - 30 Year                346             70,752,880     76.72        7.015       627        204,488       78.76     78.19
TOTAL:                         848            $92,226,743    100.00%       7.823%      627       $108,758       82.20%    77.13%

ADJUSTMENT TYPE

                                               AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
                               NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT        BALANCE     ORIGINAL    FULL
ADJUSTMENT TYPE             MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE      OUTSTANDING     LTV        DOC
Fixed Rate                     848            $92,226,743    100.00%      7.823%      627         $108,758     82.20%     77.13%
TOTAL:                         848            $92,226,743    100.00%      7.823%      627         $108,758     82.20%     77.13%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS    OUTSTANDING       POOL         COUPON     SCORE      OUTSTANDING     LTV        DOC
Arizona                          21          $   623,043       0.68%       10.890%      635       $    29,669     97.96%     78.90%
California                      292           38,468,411      41.71         7.600       635           131,741     81.29      78.79
Colorado                         27            2,217,352       2.40         7.914       639            82,124     85.67      97.40
Connecticut                      21            2,339,241       2.54         7.892       630           111,392     74.07      40.13
Delaware                          2              318,164       0.34         9.262       607           159,082     81.31      93.47
Florida                          85            8,041,881       8.72         8.043       605            94,610     84.47      77.89
Georgia                          20            1,382,106       1.50         8.200       628            69,105     88.28      71.77
Hawaii                           17            1,883,443       2.04         7.751       662           110,791     79.56      64.72
Illinois                         51            4,051,074       4.39         8.614       617            79,433     86.60      73.07
Indiana                           2               30,798       0.03        11.342       577            15,399     98.24     100.00
Iowa                              6              540,468       0.59         8.722       602            90,078     90.21      86.49
Maryland                         35            3,647,592       3.96         7.610       628           104,217     80.81      91.11
Massachusetts                    16            2,281,667       2.47         7.661       616           142,604     83.99      97.03
Michigan                          9              682,307       0.74         8.907       583            75,812     86.57      55.56
Minnesota                        15            1,479,013       1.60         7.730       593            98,601     80.39      89.68
Missouri                          4              170,348       0.18         8.690       607            42,587     81.76      83.73
Nebraska                          3              133,551       0.14        11.648       611            44,517    100.00     100.00
Nevada                            7              793,689       0.86         8.039       658           113,384     95.42      96.57
New Hampshire                     2               63,592       0.07        12.494       631            31,796    100.00      42.12
New Jersey                        5               95,187       0.10        12.514       663            19,037     97.82      43.65
New Mexico                        2              146,141       0.16         7.818       591            73,071     85.39     100.00
New York                         72           15,126,633      16.40         7.183       631           210,092     78.04      71.10
North Carolina                   15              420,088       0.46        10.371       614            28,006     96.62      85.73
Ohio                              5              303,714       0.33         8.405       643            60,743     89.38      92.67
Oklahoma                          3              129,261       0.14         9.362       601            43,087     76.08      29.05
Oregon                            8              468,773       0.51         9.065       662            58,597     91.32      73.51
Pennsylvania                     10              651,824       0.71         8.678       599            65,182     81.92      61.65
Rhode Island                      4               92,689       0.10        12.097       627            23,172     99.50      62.56
South Carolina                    6              306,091       0.33         8.870       706            51,015     96.88      45.51
Tennessee                         8              711,571       0.77         7.497       646            88,946     86.78      76.07
Texas                            17              369,975       0.40        12.356       625            21,763     99.53      50.16
Utah                              8              319,317       0.35        10.866       629            39,915     89.11      47.55
Virginia                         22            2,430,870       2.64         8.431       588           110,494     82.50      74.52
Washington                       17            1,009,337       1.09         8.412       612            59,373     88.78      95.07
West Virginia                     1               17,864       0.02        11.750       605            17,864    100.00     100.00
Wisconsin                        10              479,667       0.52         9.172       593            47,967     88.31      96.69
TOTAL:                          848          $92,226,743     100.00%        7.823%      627       $   108,758     82.20%     77.13%

(1) No more than approximately 0.78% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                         AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                                         PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC
50.00% or less                                21        $ 2,926,434     3.17%      6.537%     639      $ 139,354    39.82%    93.43%
50.01% to 55.00%                              11          1,607,633     1.74       6.553      641        146,148    52.45     83.18
55.01% to 60.00%                              16          2,649,977     2.87       7.294      577        165,624    58.45     56.45
60.01% to 65.00%                              24          4,771,235     5.17       6.733      606        198,801    62.95     85.89
65.01% to 70.00%                              31          6,392,810     6.93       6.698      646        206,220    68.86     54.87
70.01% to 75.00%                              34          7,155,741     7.76       7.179      594        210,463    73.39     66.16
75.01% to 80.00%                              99         20,183,294    21.88       7.066      623        203,872    79.63     74.25
80.01% to 85.00%                              51          8,910,973     9.66       7.070      620        174,725    84.57     89.40
85.01% to 90.00%                              68         12,782,596    13.86       7.028      642        187,979    89.64     92.06
90.01% to 95.00%                             145          5,597,123     6.07       8.189      624         38,601    94.67     98.08
95.01% to 100.00%                            348         19,248,927    20.87      10.643      643         55,313    99.91     67.64
TOTAL:                                       848        $92,226,743   100.00%      7.823%     627      $ 108,758    82.20%    77.13%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.86% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 18.79% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.36%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 18.34%.

LOAN PURPOSE

                                           AGGREGATE                              WEIGHTED        AVERAGE      WEIGHTED
                                           PRINCIPAL   PERCENT OF      WEIGHTED   AVERAGE        PRINCIPAL     AVERAGE      PERCENT
                           NUMBER OF        BALANCE     MORTGAGE       AVERAGE     CREDIT         BALANCE      ORIGINAL      FULL
LOAN PURPOSE             MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE        OUTSTANDING      LTV          DOC
Refinance - Cashout      405              $63,887,147     69.27%        7.222%      614          $157,746        78.85%      80.98%
Purchase                 426               26,052,721     28.25         9.334       658            61,157        91.65       69.39
Refinance - Rate Term     17                2,286,875      2.48         7.389       644           134,522        68.29       57.84
TOTAL:                   848              $92,226,743    100.00%        7.823%      627          $108,758        82.20%      77.13%

PROPERTY TYPE

                                           AGGREGATE                              WEIGHTED        AVERAGE      WEIGHTED
                                           PRINCIPAL   PERCENT OF      WEIGHTED   AVERAGE        PRINCIPAL     AVERAGE     PERCENT
                            NUMBER OF       BALANCE      MORTGAGE      AVERAGE     CREDIT         BALANCE      ORIGINAL     FULL
PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING     POOL          COUPON      SCORE       OUTSTANDING     LTV          DOC
Single Family Detached    714             $77,862,133     84.42%        7.818%      626          $109,051       81.98%      76.56%
Condominium                58               3,605,616      3.91         9.003       626            62,166       91.25       75.70
Two- to Four-Family        76              10,758,994     11.67         7.459       639           141,566       80.74       81.76
TOTAL:                    848             $92,226,743    100.00%        7.823%      627          $108,758       82.20%      77.13%

DOCUMENTATION

                                           AGGREGATE                              WEIGHTED        AVERAGE      WEIGHTED
                                           PRINCIPAL   PERCENT OF      WEIGHTED   AVERAGE        PRINCIPAL     AVERAGE     PERCENT
                           NUMBER OF        BALANCE      MORTGAGE      AVERAGE     CREDIT         BALANCE      ORIGINAL     FULL
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING     POOL          COUPON      SCORE       OUTSTANDING      LTV        DOC
Full Documentation       648              $71,136,610     77.13%        7.536%      629          $109,779       82.34%     100.00%
Stated Documentation     187               19,807,165     21.48         8.898       624          105,921        82.23        0.00
Easy Documentation        13                1,282,967      1.39         7.129       612          98,690         74.22        0.00
TOTAL:                   848              $92,226,743    100.00%        7.823%      627          $108,758       82.20%      77.13%

OCCUPANCY

                                           AGGREGATE                              WEIGHTED         AVERAGE     WEIGHTED
                                           PRINCIPAL   PERCENT OF      WEIGHTED   AVERAGE         PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE       AVERAGE     CREDIT          BALANCE     ORIGINAL      FULL
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL          COUPON      SCORE        OUTSTANDING     LTV         DOC
Primary                  771              $84,687,075     91.82%         7.841%      625          $109,841       82.46%     76.96%
Investment                67                6,338,142      6.87          7.705       650          94,599         79.31      79.08
Second Home               10                1,201,526      1.30          7.166       655          120,153        79.04      78.68
TOTAL:                   848              $92,226,743    100.00%         7.823%      627          $108,758       82.20%     77.13%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                     AGGREGATE                          WEIGHTED    AVERAGE      WEIGHTED
                                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE                  NUMBER OF         BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL   FULL
(MONTHS)                          MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING      LTV       DOC
6                                       572         $76,137,905    82.56%     7.468%      625       $133,108      80.25%    78.29%
7                                       188           9,410,372    10.20      9.857       627         50,055      91.99     72.14
8                                        69           5,682,354     6.16      8.879       655         82,353      89.77     67.21
9                                        18             946,659     1.03      9.542       682         52,592      95.64     91.82
10                                        1              49,454     0.05     11.750       598         49,454     100.00    100.00
TOTAL:                                  848         $92,226,743   100.00%     7.823%      627       $108,758      82.20%    77.13%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                     AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                                     PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                    NUMBER OF         BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL
ORIGINAL PREPAYMENT PENALTY TERM  MORTGAGE LOANS    OUTSTANDING    POOL        COUPON      SCORE   OUTSTANDING     LTV       DOC
None                                    118         $5,399,659      5.85%      9.762%      623       $45,760      92.04%    75.27%
12 Months                                67          6,999,384      7.59       8.017       647       104,468      86.88     73.07
24 Months                               377         30,524,382     33.10       8.548       627       80,967       85.39     75.46
36 Months                               286         49,303,318     53.46       7.134       625       172,389      78.48     78.95
TOTAL:                                  848        $92,226,743    100.00%      7.823%      627       $108,758     82.20%    77.13%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                                                    AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                                    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                                    NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
RANGE OF CREDIT SCORES            MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
501 to 525                               18         $3,057,753      3.32%      7.979%      511       $169,875     71.03%    87.14%
526 to 550                               28          4,948,438      5.37       8.050       538        176,730     73.78     58.39
551 to 575                               90          8,295,587      8.99       7.787       562         92,173     77.73     72.82
576 to 600                              159         13,934,825     15.11       8.127       587         87,640     79.66     81.48
601 to 625                              170         15,846,398     17.18       8.108       613         93,214     84.97     81.49
626 to 650                              173         17,589,184     19.07       7.927       638        101,672     87.37     75.67
651 to 675                               98         10,572,722     11.46       7.855       661        107,885     84.53     71.53
676 to 700                               61          8,422,229      9.13       7.566       689        138,069     82.66     72.11
701 to 725                               24          4,366,649      4.73       6.737       710        181,944     83.08     86.83
726 to 750                                8          1,651,486      1.79       6.980       732        206,436     87.66     94.16
751 to 775                               14          1,988,812      2.16       6.901       767        142,058     71.98     79.49
776 to 800                                5          1,552,660      1.68       6.447       792        310,532     77.41     90.38
TOTAL:                                  848        $92,226,743    100.00%      7.823%      627       $108,758     82.20%    77.13%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 504 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 627.

CREDIT GRADE

                                                    AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                                    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                     NUMBER OF       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL
CREDIT GRADE                      MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV       DOC
A+                                    707          $73,106,478      79.27%     7.836%      638      $103,404       83.63%   77.65%
A                                       82          10,778,898      11.69      7.760       594       131,450       80.42    66.55
A-                                      34           5,246,100       5.69      7.541       582       154,297       70.92    85.23
B                                       19           2,622,150       2.84      7.929       563       138,008       72.96    85.77
C                                        6             473,118       0.51      9.633       564        78,853       77.92   100.00
TOTAL:                                 848         $92,226,743     100.00%     7.823%      627      $108,758       82.20%   77.13%